                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4078

                          Seligman Frontier Fund, Inc.
               (Exact name of Registrant as specified in charter)

                                100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 850-1864

Date of fiscal year end:                    10/31

Date of reporting period:                   10/31/03

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN FRONTIER FUND, INC.
Annual Report October 31, 2003

Seligman
Frontier Fund, Inc.

Annual Report
October 31, 2003

Seeking Growth in Capital Value Through Investments in Small-Company Growth Stocks

Seligman

139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end equity investment company —Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Manager	2

Performance Overview	4

Portfolio Overview	6

Portfolio of Investments	8

Statement of Assets
and Liabilities	12

Statement of
Operations	13

Statements of
Changes in Net Assets	14

Notes to Financial
Statements	15

Financial Highlights	21

Report of Independent
Auditors	26

Directors and Officers	27

Glossary of Financial
Terms	31

For More Information	back cover

To The Shareholders

Your annual shareholder report for Seligman Frontier Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

For the year ended October 31, 2003, the Fund delivered a total return of 30.12% based on the net asset value of Class A shares. During the same period, the Fund’s benchmark, the Russell 2000 Growth Index, delivered a total return of 46.56%, and the Fund’s peers, as measured by the Lipper Small Cap Growth Funds Average, delivered a total return of 40.49%.

In response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry, J. & W. Seligman & Co., the Manager of the Fund, has been conducting an extensive internal review. We are pleased to report that the Manager has found no improprieties or regulatory violations relating to employee trading, late trading, or disclosure of portfolio holdings. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. These few arrangements do not reflect a general policy to promote or encourage market timing in the Seligman Funds.

The results of this internal review covering the past three years have been presented to the Independent Directors of the Boards of the Seligman Funds. Although the review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds has been minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken, as appropriate, including disciplining employees.

Although there is nothing inherently illegal about market timing, we regret that these instances occurred and are committed to ensuring that similar instances do not occur. In this regard, the Manager has strengthened existing controls to discourage and help prevent market timing. Seligman will not tolerate any activity that it believes is inconsistent with its longstanding policy to put the interests of shareholders first.

For more information, please see the Frequently Asked Questions on Seligman’s website, www.seligman.com.*

William C. Morris Chairman

Brian T. Zino
President

December 29, 2003

* The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectuses.

Interview With Your Portfolio Manager

Rick Ruvkun

Q:	How did Seligman Frontier Fund, Inc., perform during the fiscal year ended October 31, 2003?

A:	For the year ended October 31, 2003, Seligman Frontier Fund, Inc., delivered a total return of 30.12% based on the net asset value of Class A shares. During the same period, the Fund’s benchmark, the Russell 2000 Growth Index, delivered a total return of 46.56%, and the Fund’s peers, as measured by the Lipper Small Cap Growth Funds Average, delivered a total return of 40.49%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:	During this fiscal-year period, US stocks delivered some of the best gains they’ve seen in years, fueled by the end of major warfare in Iraq, an improving US economy, and strengthening corporate earnings. During this time, speculative stocks, those companies who in our view have less promising prospects for profit, and those with highly leveraged balance sheets, once again found favor. The Fund’s investment process is designed to lead us to companies with strong balance sheets and the potential to generate earnings growth. This led us away from some of the more speculative stocks that generated high returns during the year, and negatively impacted the Fund relative returns.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	While nearly all of the sectors in which the Fund invests delivered positive total returns for the fiscal-year period, the Fund underperformed the Russell 2000 Growth Index in some sectors. Health care, consumer discretionary stocks, and energy, while delivering positive absolute returns for the Fund, negatively impacted the Fund’s total return on a relative basis. Information technology was the Fund’s largest sector weighting and the group was one of the best performing sectors in the Russell Index.

A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Small Company Growth Team, led by Rick Ruvkun. He is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth. Team members include Michael Alpert, Patricia Chou, Matthew D’Alto, Mary Dugan, Mira Lee, Jonathan Roth (trader), and Stephen Yost.

Interview With Your Portfolio Manager

Rick Ruvkun

The Fund’s health care holdings represented a significant portion of the Fund’s investments on October 31, 2003, but the portfolio was underweighted in this sector relative to the Russell 2000 Growth Index. Over the past fiscal year, performance in health care has been driven largely by speculative and micro-cap biotechnology companies. The Fund’s low exposure in biotechnology hurt relative returns during this time, but the Fund recently increased its exposure to biotechnology as some of the more established companies have shown promise.

At period-end, the Fund was overweighted in consumer discretionary stocks relative to the Russell 2000 Growth Index. While the Fund’s holdings within the group delivered positive results overall, the particular stocks the Fund held underperformed the sector as a whole. During the past fiscal year, the Fund’s focus within this group was specialty apparel, branded retailers, and media companies. Once again, while these industries delivered positive absolute performance, the stocks within the Fund’s portfolio underper-formed relative to those represented in the Russell 2000 Index.

While the Fund’s absolute return in the energy sector was positive, the sector was a relative underperformer within the Russell 2000 Growth benchmark. The Fund’s over weighting in the sector as well as the under-performance of the Fund’s sector holdings contributed to the sector’s overall negative impact on the Fund’s relative returns. Around the middle of the Fund’s fiscal year, the portfolio was positioned to benefit from continued high prices for oil and gas. This unfolded as expected; however, energy stocks could not keep pace with the overall market rally and investors moved out of the sector in favor of more economically sensitive areas.

Information technology stocks were among the strongest performers within the Russell Index, and the sector was the Fund’s heaviest sector weighting. However, the Fund was slightly underweighted in this sector relative to the Index. In addition, when choosing stocks, the Fund focused on fundamentals such as balance-sheet strength that were less emphasized during the market rally. These less speculative stocks delivered strong returns, but underperformed the sector as a whole.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This chart compares $10,000 hypothetical investments in Seligman Frontier Fund Class A, with and without the initial 4.75% maximum sales charge, and Class D, without sales charge, to a $10,000 investment in the Russell 2000 Growth Index, for the 10-year period ended October 31, 2003. Calculations assume reinvestment of distributions. The performances of Seligman Frontier Fund Class B, Class C, Class I, and Class R, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. It is important to keep in mind that the Russell 2000 Growth Index excludes the effect of taxes, fees and sales charges.

The performances of Class B, Class C, Class I, and Class R will differ from the performances shown for Class A and Class D, based on differences in sales charges and fees paid by shareholders. The stocks of smaller companies may be subject to above-average price fluctuations. An investment in the Fund is subject to certain risks, including the possible loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Net Asset Value Per Share
	10/31/03	4/30/03	10/31/02

Class A	$11.49	$9.13	$8.83

Class B	10.28	8.20	7.96

Class C	10.28	8.19	7.95

Class D	10.27	8.19	7.95

Class I	11.62	9.21	8.88

Class R	11.48	9.13	n/a

Capital Gain (Loss) Information Per Share
For the Year Ended October 31, 2003

Realized	$(0.237)

Unrealized	2.168	ø

ø Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2003.

Performance Overview

Investment Results

Total Returns
For Periods Ended October 31, 2003

				Average Annual

					Class B		Class C	Class I
					Since		Since	Since
	Six	One	Five	Ten	Inception		Inception	Inception
	Months*	Year	Years	Years	4/22/96		5/27/99	11/30/01

Class A**

With Sales Charge	19.81%	23.95%	(1.40)%	4.63%	n/a		n/a	n/a

Without Sales Charge	25.85	30.12	(0.43)	5.14	n/a		n/a	n/a

Class B**

With CDSC†	20.37	24.15	(1.53)	n/a	n/a		n/a	n/a

Without CDSC	25.37	29.15	(1.17)	n/a	(0.89)%		n/a	n/a

Class C**

With Sales Charge
and CDSC††	23.31	27.03	n/a	n/a	n/a		(1.62)%	n/a

Without Sales Charge
and CDSC	25.52	29.31	n/a	n/a	n/a		(1.41)	n/a

Class D**

With 1% CDSC	24.40	28.18	n/a	n/a	n/a		n/a	n/a

Without CDSC	25.40	29.18	(1.20)	4.23	n/a		n/a	n/a

Class I**	26.17	30.86	n/a	n/a	n/a		n/a	1.28%

Class R**	25.74	n/a	n/a	n/a	n/a		n/a	n/a

Lipper Small Cap Growth
Funds Average***	34.36	40.49	7.95	8.23	5.28	†††	4.54	3.41

Russell 2000 Growth
Index***	36.11	46.56	3.41	5.03	1.66	†††	(1.04)	3.13

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager reimbursed certain expenses for the fiscal year ended October 31, 2002. Absent such reimbursement, returns which included that period would be lower.

* Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class
A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calcu-
lated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class R shares is a new class of shares, effective April 30, 2003. Class I shares do not have sales charges.
*** The Lipper Small Cap Growth Funds Average (Lipper Average) is an average of all funds that invest primarily in compa-
nies with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Growth Index (Russell
Index) consists of small-company growth stocks. The Lipper Average and the Russell Index are unmanaged bench-
marks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an aver-
age or an index.
† The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††† The CDSC is 1% for periods of 18 months or less.
††† From April 25, 1996.

Portfolio Overview

Diversification of Net Assets
October 31, 2003

				Percent of Net Assets
				October 31,

	Issues	Cost	Value	2003	2002

Common Stocks:

Capital Goods	5	$5,241,867	$6,992,053	5.4	4.4

Chemicals	1	562,693	643,248	0.5	0.4

Commercial Services and Supplies	6	6,144,787	8,965,378	7.0	9.0

Communications Equipment	7	7,593,678	9,104,685	7.1	1.5

Computers and Peripherals	2	2,106,133	2,706,126	2.1	—

Construction Materials	1	1,014,414	1,280,966	1.0	—

Consumer Durables and Apparel	3	2,934,528	3,345,917	2.6	1.3

Consumer Staples	—	—	—	—	1.5

Containers and Packaging	—	—	—	—	0.5

Electronic Equipment and Instruments	1	597,904	968,647	0.8	0.9

Energy	5	3,794,338	4,279,809	3.3	7.5

Environmental Services	—	—	—	—	2.6

Financials	10	8,760,334	11,508,544	9.0	9.7

Health Care Equipment and Supplies	5	4,990,870	6,338,572	4.9	2.7

Health Care Providers and Services	7	6,931,116	9,067,901	7.1	9.5

Hotels, Restaurants and Leisure	2	1,823,089	3,465,017	2.7	6.4

Media	3	4,148,342	4,007,350	3.1	1.9

Metals and Mining	2	1,608,195	1,944,191	1.5	—

Office Electronics	1	516,230	800,267	0.6	1.1

Pharmaceuticals and Biotechnology	14	7,824,237	8,007,518	6.2	8.3

Retailing	9	9,150,750	12,287,360	9.6	7.5

Semiconductors and
Semiconductor Equipment	10	8,659,363	10,906,476	8.5	4.3

Software and Services	12	11,826,258	14,667,141	11.4	11.6

Transportation	5	3,998,465	4,375,909	3.4	0.6

	111	100,227,591	125,663,075	97.8	93.2

Short-Term Holding and
Other Assets Less Liabilities	1	2,813,685	2,813,685	2.2	6.8

Net Assets	112	$103,041,276	$128,476,760	100.0	100.0

Largest Industries
October 31, 2003

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Cumulus Media (Class A)*	Documentum**

Warnaco Group*	Career Education**

Investors Financial Services*	J.D. Edwards**

Henry (Jack) & Associates*	Patterson-UTI Energy**

Andrew*	RARE Hospitality International**

Pep Boys - Manny, Moe & Jack*	American Capital Strategies**

Actel*	XTO Energy**

Manhattan Associates*	Medicines**

Packeteer*	Select Medical

Dade Behring Holdings*	Watson Wyatt Holdings**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.
** Position eliminated during the period.

Largest Portfolio Holdings
October 31, 2003

Security	Value	Percent of Net Assets

Corporate Executive Board	$2,509,655	2.0

Advance Auto Parts	2,218,397	1.7

Affiliated Managers Group	2,066,250	1.6

Asyst Technologies	2,049,140	1.6

Corinthian Colleges	2,030,247	1.6

Select Medical	2,020,243	1.6

Pep Boys - Manny, Moe & Jack	1,971,960	1.5

Resources Connection	1,941,278	1.5

Warnaco Group	1,917,007	1.5

Investors Financial Services	1,898,019	1.5

Portfolio of Investments
October 31, 2003

	Shares	Value
Common Stocks 97.8%

Capital Goods 5.4%

AMETEK	36,882	$1,735,298

Chicago Bridge & Iron	42,757	1,165,128

CLARCOR	21,750	884,138

Graco	39,951	1,522,133

Wabash National*	73,054	1,685,356

		6,992,053

Chemicals 0.5%

Airgas*	33,590	643,248

Commercial Services and Supplies 7.0%

Corinthian Colleges*	32,775	2,030,247

Corporate Executive Board*	49,180	2,509,655

DiamondCluster International*	90,409	803,736

Education Management*	16,320	1,031,179

Resources Connection*	78,230	1,941,278

West*	26,758	649,283

		8,965,378

Communications Equipment 7.1%

Andrew*	123,310	1,613,511

ARRIS Group*	196,953	1,182,703

Enterasys Networks*	313,538	1,222,798

Extreme Networks*	119,242	1,026,078

McDATA (Class A)*	92,710	964,184

Packeteer*	81,584	1,425,680

Tekelec*	103,038	1,669,731

		9,104,685

Computers and Peripherals 2.1%

Synaptics*	102,380	1,330,428

UNOVA*	63,367	1,375,698

		2,706,126

Construction Materials 1.0%

AMCOL International	71,007	1,280,966

Consumer Durables and Apparel 2.6%

Carter’s*	3,600	100,800

Warnaco Group*	109,700	1,917,007

Wolverine World Wide	65,748	1,328,110

		3,345,917

Electronic Equipment and Instruments 0.8%

Electro Scientific Industries*	39,432	968,647

See footnotes on page 11.

Portfolio of Investments
October 31, 2003

	Shares	Value
Energy 3.3%

Evergreen Resources*	29,936	$820,845

Key Energy Services*	92,774	809,917

Patina Oil & Gas	31,470	1,327,405

Superior Energy Services*	62,056	554,781

Ultra Petroleum*	41,905	766,861

		4,279,809

Financials 9.0%

Affiliated Managers Group*	28,500	2,066,250

CapitalSource*	52,409	1,139,896

Corrections Corporation of America*	33,050	811,708

East West Bancorp	27,250	1,337,839

First Marblehead*	23,300	516,095

Investors Financial Services	53,715	1,898,019

Jefferies Group	29,168	904,208

Southwest Bancorporation of Texas*	20,476	735,191

UCBH Holdings	31,700	1,132,324

Wintrust Financial	22,320	967,014

		11,508,544

Health Care Equipment and Supplies 4.9%

Cooper Companies	30,692	1,333,567

Dade Behring Holdings*	55,864	1,717,539

Edwards Lifesciences*	34,611	1,003,719

Merit Medical Systems*	33,636	876,722

Respironics*	33,774	1,407,025

		6,338,572

Health Care Providers and Services 7.1%

Accredo Health*	42,379	1,359,730

Apria Healthcare Group*	44,190	1,281,510

Community Health Systems*	66,888	1,606,650

IDX Systems*	39,424	1,032,712

Pediatrix Medical Group*	20,199	1,079,636

Select Medical*	60,180	2,020,243

United Surgical Partners International*	22,800	687,420

		9,067,901

Hotels, Restaurants and Leisure 2.7%

Alliance Gaming*	74,677	1,810,917

Station Casinos*	55,600	1,654,100

		3,465,017

See footnotes on page 11.

Portfolio of Investments
October 31, 2003

	Shares	Value

Media 3.1%

Cox Radio (Class A)*	67,300	$1,488,676

Cumulus Media (Class A)*	92,761	1,736,950

Harris Interactive*	117,200	781,724

		4,007,350

Metals and Mining 1.5%

Century Aluminum*	16,660	276,056

GrafTech International*	160,552	1,668,135

		1,944,191

Office Electronics 0.6%

Zebra Technologies (Class A)*	14,041	800,267

Pharmaceuticals and Biotechnology 6.2%

Acusphere*	16,900	162,324

Alexion Pharmaceuticals*	30,000	553,800

Alkermes*	31,200	405,912

Cell Genesys*	39,633	508,888

Gen-Probe*	13,900	372,520

Kosan Biosciences*	58,856	543,241

Ligand Pharmaceuticals*	78,577	1,078,862

Maxygen*	43,395	411,819

Medicis Pharmaceuticals	22,817	1,445,457

Onyx Pharmaceuticals*	10,870	266,043

Tanox*	24,840	445,505

Vicuron Pharmaceuticals*	36,618	671,940

XOMA*	79,999	599,593

ZymoGenetics*	43,980	541,614

		8,007,518

Retailing 9.6%

Advance Auto Parts*	28,361	2,218,397

American Eagle Outfitters*	64,148	1,025,406

AnnTaylor Stores*	45,239	1,619,556

Bombay*	112,055	1,476,885

Chico’s FAS*	30,949	1,161,825

Cost Plus*	17,892	819,543

Hollywood Entertainment*	43,549	662,163

Hot Topic*	46,390	1,331,625

Pep Boys - Manny, Moe & Jack	102,546	1,971,960

		12,287,360

See footnotes on page 11.

Portfolio of Investments
October 31, 2003

	Shares or
	Principal Amount		Value

Semiconductors and Semiconductor Equipment 8.5%

Actel*	58,674	shs	$1,586,252

Asyst Technologies*	109,844		2,049,140

ATMI*	51,676		1,190,098

Cymer*	14,269		651,594

DSP Group*	49,645		1,189,494

Entegris*	70,829		934,589

Helix Technology	67,730		1,216,092

Micrel*	79,528		1,312,212

RF Micro Devices*	56,022		657,138

Skyworks Solutions*	13,995		119,867

			10,906,476

Software and Services 11.4%

Agile Software*	151,095		1,658,268

CACI International (Class A)*	13,894		688,170

Digital River*	40,964		1,121,389

FileNET*	67,462		1,802,247

Henry (Jack) & Associates	88,543		1,752,266

Hyperion Solutions*	33,586		1,121,940

Informatica*	140,236		1,526,469

iPayment*	22,844		552,939

Macrovision*	41,269		906,061

Manhattan Associates*	45,882		1,275,749

Portal Software*	32,032		513,473

Retek*	174,381		1,748,170

			14,667,141

Transportation 3.4%

J.B. Hunt Transport Services*	29,423		753,964

Marten Transport*	24,122		626,931

Old Dominion Freight Line*	34,235		1,097,916

Pacer International*	46,440		956,200

UTI Worldwide	27,229		940,898

			4,375,909

Total Common Stocks (Cost $100,227,591)			125,663,075

Repurchase Agreement 3.4%

State Street Bank & Trust 0.94%, dated 10/31/2003,
maturing 11/3/2003 in the amount of $4,400,345, collateralized by: $4,575,000 US Treasury Bonds 2.875%, 5/18/2008, with a
fair market value of $4,534,969 (Cost $4,400,000)	$4,400,000		4,400,000

Total Investments (Cost $104,627,591) 101.2%			130,063,075

Other Assets Less Liabilities (1.2)%			(1,586,315)

Net Assets 100.0%			$128,476,760

* Non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2003

Assets:

Investments, at value:

Common stocks (cost $100,227,591)	$125,663,075

Repurchase agreement (cost $4,400,000)	4,400,000	$130,063,075

Cash		77,142

Receivable for securities sold		2,207,073

Receivable for Capital Stock sold		189,812

Expenses prepaid to shareholder service agent		114,000

Receivable for dividends and interest		13,421

Other		12,514

Total Assets		132,677,037

Liabilities:

Payable for securities purchased		3,476,625

Payable for Capital Stock repurchased		360,018

Management fee payable		100,940

Distribution and service fees payable		58,720

Accrued expenses and other		203,974

Total Liabilities		4,200,277

Net Assets		$128,476,760

Composition of Net Assets:

Capital Stock, at $0.10 par value; (500,000,000 shares authorized;
11,733,439 shares outstanding):

Class A		$612,078

Class B		174,897

Class C		26,833

Class D		325,697

Class I		33,823

Class R		16

Additional paid-in capital		126,034,884

Accumulated net investment loss		(25,115)

Accumulated net realized loss		(24,141,837)

Net unrealized appreciation of investments		25,435,484

Net Assets		$128,476,760

Net Asset Value Per Share:

Class A ($70,354,664 ÷ 6,120,777)		$11.49

Class B ($17,977,230 ÷ 1,748,972)		$10.28

Class C ($2,757,593 ÷ 268,325)		$10.28

Class D ($33,454,540 ÷ 3,256,971)		$10.27

Class I ($3,930,850 ÷ 338,230)		$11.62

Class R ($1,883 ÷ 164)		$11.48

See Notes to Financial Statements.

Statement of Operations
For the Year Ended October 31, 2003

Investment Income:

Dividends (net of foreign taxes withheld of $1,113)	$351,199

Interest	44,187

Total Investment Income	395,386

Expenses:

Management fee	1,057,872

Shareholder account services	718,256

Distribution and service fees	622,232

Registration	126,992

Shareholders’ meeting	94,834

Auditing and legal fees	77,373

Shareholder reports and communications	75,852

Custody and related services	75,622

Directors’ fees and expenses	12,981

Miscellaneous	11,380

Total Expenses	2,873,394

Net Investment Loss	(2,478,008)

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions

Net realized loss on investments and foreign currency transactions	(2,787,676)

Net change in unrealized depreciation of investments	34,908,079

Net Gain on Investments and Foreign Currency Transactions	32,120,403

Increase in Net Assets from Operations	$29,642,395

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,

	2003	2002

Operations:

Net investment loss	$(2,478,008)	$(2,937,452)

Net realized loss on investments and foreign currency transactions	(2,787,676)	(11,492,212)

Net change in unrealized depreciation of investments	34,908,079	(8,748,546)

Increase (Decrease) in Net Assets from Operations	29,642,395	(23,178,210)

Capital Share Transactions:

Net proceeds from sales of shares	12,027,718	9,737,786

Exchanged from associated funds	19,945,077	36,795,415

Total	31,972,795	46,533,201

Cost of shares repurchased	(26,877,120)	(46,885,477)

Exchanged into associated funds	(18,102,546)	(40,251,379)

Total	(44,979,666)	(87,136,856)

Decrease in Net Assets from Capital Share Transactions	(13,006,871)	(40,603,655)

Increase (Decrease) in Net Assets	16,635,524	(63,781,865)

Net Assets:

Beginning of year	111,841,236	175,623,101

End of Year (net of accumulated net investment loss
of $25,115 and $25,029, respectively)	$128,476,760	$111,841,236

See Notes to Financial Statements.

Notes to Financial Statements

1.		Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to
0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to
0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than a sale of 164 shares to
Seligman Advisors, Inc. (the “Distributor”) for $1,500. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2	.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation — Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-
counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars.
The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service.
Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

		c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

		d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

		e.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the
“Manager”). Securities received as collateral subject to repurchase agreements are deposited with the
Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times.
Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

		f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class.
For the year ended October 31, 2003, distribution and service fees, shareholder account services and registration were class-specific expenses.

		g.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets at the end of the fiscal year based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3	.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US
Government obligations and short-term investments, for the year ended October 31, 2003, amounted to
$134,639,110 and $145,326,649, respectively.

At October 31, 2003, the cost of investments for federal income tax purposes was $104,865,666. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $238,075. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $27,213,537 and $2,016,128, respectively.

4	.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the
Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the
Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum

Notes to Financial Statements

of the Fund’s average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc., agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $3,896 from sales of Class A shares. Commissions of $31,563 and $8,132 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 2003, fees incurred under the Plan aggregated $142,999, or 0.24% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended October 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $159,511, $19,093, and $300,625, respectively. For the period April 30, 2003 to October 31, 2003, fees incurred in respect of Class R shares were $4, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D and Class R shares occurring within one year of purchase. For the year ended October 31, 2003, such charges amounted to $4,924.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended October 31, 2003, amounted to $3,909.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2003, Seligman Services, Inc. received commissions of $882 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $15,326, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $718,256 for shareholder account services in accordance with a methodology approved by the Fund’s

Notes to Financial Statements

directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares
(the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman
Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the
“Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp.
to all Guarantors in the preceding calendar quarter. As of October 31, 2003, the Fund’s potential obligation under the Guaranties is $178,900. As of October 31, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data
Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman
Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accum-
ulated balance thereof at October 31, 2003, of $25,115 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5	.	Committed Line of Credit — The Fund is a participant in a joint $420 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus
0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. There were no borrowings during the year ended
October 31, 2003.

6	.	Capital Loss Carryforward and Other Tax Adjustments — At October 31, 2003, the Fund had a net cap-
ital loss carryforward for federal income tax purposes of $23,903,762 which is available for offset against future taxable net capital gains, with $4,644,164 expiring in 2009, $15,655,756 expiring in 2010 and
$3,603,845 expiring in 2011. The amount was determined after adjustments for differences between finan-
cial reporting and tax purposes due to the tax deferral of losses on wash sales in the amount of $238,075.
Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.10 par value Capital
Stock. Transactions in shares of Capital Stock were as follows:
		Year Ended October 31,

	2003		2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	774,925	$7,505,100	498,978	$5,404,087

Exchanged from associated funds	2,021,447	18,257,870	3,162,315	34,079,424

Total	2,796,372	25,762,970	3,661,293	39,483,511

Cost of shares repurchased	(1,641,123)	(15,517,440)	(2,623,593)	(28,696,428)

Exchanged into associated funds	(1,884,909)	(16,596,947)	(3,293,826)	(35,400,677)

Transferred to Class I	—	—	(218,831)	(2,372,131)

Total	(3,526,032)	(32,114,387)	(6,136,250)	(66,469,236)

Decrease	(729,660)	$(6,351,417)	(2,474,957)	$(26,985,725)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	113,349	$964,101	126,480	$1,210,850

Exchanged from associated funds	106,206	895,654	160,598	1,566,533

Total	219,555	1,859,755	287,078	2,777,383

Cost of shares repurchased	(400,520)	(3,377,350)	(558,307)	(5,348,459)

Exchanged into associated funds	(106,020)	(857,100)	(232,778)	(2,235,126)

Total	(506,540)	(4,234,450)	(791,085)	(7,583,585)

Decrease	(286,985)	$(2,374,695)	(504,007)	$(4,806,202)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	109,343	$955,615	58,166	$573,117

Exchanged from associated funds	40,947	351,218	26,000	251,531

Total	150,290	1,306,833	84,166	824,648

Cost of shares repurchased	(56,886)	(481,010)	(63,998)	(588,756)

Exchanged into associated funds	(11,684)	(94,903)	(33,536)	(317,666)

Total	(68,570)	(575,913)	(97,534)	(906,422)

Increase (decrease)	81,720	$730,920	(13,368)	$(81,774)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	171,496	$1,447,738	183,997	$1,763,815

Exchanged from associated funds	51,086	440,335	88,666	897,927

Total	222,582	1,888,073	272,663	2,661,742

Cost of shares repurchased	(838,575)	(6,973,267)	(1,247,631)	(11,974,162)

Exchanged into associated funds	(66,796)	(553,596)	(241,474)	(2,297,910)

Total	(905,371)	(7,526,863)	(1,489,105)	(14,272,072)

Decrease	(682,789)	$(5,638,790)	(1,216,442)	$(11,610,330)

	Year Ended		November 30, 2001* to
	October 31, 2003		October 31, 2002

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	126,574	$1,153,664	73,877	$785,917

Transferred from Class A	—	—	218,831	2,372,131

Total	126,574	1,153,664	292,708	3,158,048

Cost of shares repurchased	(52,202)	(528,053)	(28,850)	(277,672)

Increase	74,372	$625,611	263,858	$2,880,376

* Commencement of offering of shares.

Notes to Financial Statements

8.	Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The
Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market tim-
ing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on the Fund was minimal.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the
Manager believes that the execution of all such orders was consistent with its best execution obligations, the
Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Fund did not pay higher brokerage commissions than it would otherwise have paid for comparable transactions.

Results of the Manager’s internal review have been, and will continue to be, presented to the Independent
Directors of the Board of the Fund. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years and one month or from its inception if less than five years and one month. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year. Effective for the period ended October 31, 1999, the Fund’s Board of Directors approved the change of the Fund’s fiscal year end to October 31 from September 30.

Class A

	Year Ended October 31,				10/1/99	Year Ended
					to	September 30,
	2003	2002	2001	2000	10/31/99	1999

Per Share Data:

Net Asset Value,
Beginning of Period	$8.83	$10.65	$15.88	$12.93	$13.23	$12.44

Income (Loss) from
Investment Operations:

Net investment loss	(0.18)	(0.16)	(0.11)	(0.23)	(0.02)	(0.15)

Net realized and unrealized
gain (loss) on investments and
foreign currency transactions	2.84	(1.66)	(3.73)	3.18	(0.28)	0.94

Total from Investment Operations	2.66	(1.82)	(3.84)	2.95	(0.30)	0.79

Less Distributions:

Distributions from net
realized capital gain	—	—	(1.39)	—	—	—

Total Distributions	—	—	(1.39)	—	—	—

Net Asset Value, End of Period	$11.49	$8.83	$10.65	$15.88	$12.93	$13.23

Total Return:	30.12%	(17.09)%	(26.02)%	22.82%	(2.27)%	6.35%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$70,355	$60,490	$99,320	$172,228	$197,424	$212,664

Ratio of expenses to
average net assets	2.27%	1.93%	1.78%	1.62%	1.76%†	1.62%

Ratio of net investment loss
to average net assets	(1.91)%	(1.59)%	(0.94)%	(1.37)%	(1.63)%†	(1.16)%

Portfolio turnover rate	124.34%	91.00%	124.76%	133.44%	5.19%	56.31%

See footnotes on page 25.

Financial Highlights

Class B

		Year Ended October 31,			10/1/99	Year Ended
					to	September 30,
	2003	2002	2001	2000	10/31/99	1999

Per Share Data:

Net Asset Value,
Beginning of Period	$7.96	$9.67	$14.65	$12.03	$12.32	$11.66

Income (Loss) from
Investment Operations:

Net investment loss	(0.23)	(0.23)	(0.19)	(0.32)	(0.02)	(0.23)

Net realized and unrealized
gain (loss) on investments and
foreign currency transactions	2.55	(1.48)	(3.40)	2.94	(0.27)	0.89

Total from Investment Operations	2.32	(1.71)	(3.59)	2.62	(0.29)	0.66

Less Distributions:

Distributions from net
realized capital gain	—	—	(1.39)	—	—	—

Total Distributions	—	—	(1.39)	—	—	—

Net Asset Value, End of Period	$10.28	$7.96	$9.67	$14.65	$12.03	$12.32

Total Return:	29.15%	(17.68)%	(26.56)%	21.78%	(2.35)%	5.66%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$17,977	$16,199	$24,550	$41,755	$47,310	$49,080

Ratio of expenses to
average net assets	3.03%	2.69%	2.54%	2.38%	2.52%†	2.38%

Ratio of net investment loss
to average net assets	(2.67)%	(2.35)%	(1.70)%	(2.13)%	(2.39)%†	(1.92)%

Portfolio turnover rate	124.34%	91.00%	124.76%	133.44%	5.19%	56.31%

See footnotes on page 25.

Financial Highlights

Class C

		Year Ended October 31,			10/1/99	5/27/99*
					to	to
	2003	2002	2001	2000	10/31/99	9/30/99

Per Share Data:

Net Asset Value,
Beginning of Period	$7.95	$9.66	$14.65	$12.03	$12.32	$12.18

Income (Loss) from
Investment Operations:

Net investment loss	(0.23)	(0.23)	(0.19)	(0.32)	(0.02)	(0.08)

Net realized and unrealized
gain (loss) on investments
and foreign currency transactions	2.56	(1.48)	(3.41)	2.94	(0.27)	0.22

Total from Investment Operations	2.33	(1.71)	(3.60)	2.62	(0.29)	0.14

Less Distributions:

Distributions from net
realized capital gain	—	—	(1.39)	—	—	—

Total Distributions	—	—	(1.39)	—	—	—

Net Asset Value, End of Period	$10.28	$7.95	$9.66	$14.65	$12.03	$12.32

Total Return:	29.31%	(17.70)%	(26.63)%	21.78%	(2.35)%	1.15%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$2,758	$1,484	$1,932	$1,801	$420	$403

Ratio of expenses to
average net assets	3.03%	2.69%	2.54%	2.38%	2.52%†	2.36	%†

Ratio of net investment
loss to average net assets	(2.67)%	(2.35)%	(1.70)%	(2.13)%	(2.39)%†	(1.84	)%†

Portfolio turnover rate	124.34%	91.00%	124.76%	133.44%	5.19%	56.31	%††

See footnotes on page 25.

Financial Highlights

Class D

		Year Ended October 31,			10/1/99	Year Ended
					to	September 30,
	2003	2002	2001	2000	10/31/99	1999

Per Share Data:

Net Asset Value,
Beginning of Period	$7.95	$9.66	$14.65	$12.03	$12.32	$11.67

Income (Loss) from
Investment Operations:

Net investment loss	(0.23)	(0.23)	(0.19)	(0.32)	(0.02)	(0.23)

Net realized and unrealized
gain (loss) on investments and
foreign currency transactions	2.55	(1.48)	(3.41)	2.94	(0.27)	0.88

Total from Investment Operations	2.32	(1.71)	(3.60)	2.62	(0.29)	0.65

Less Distributions:

Distributions from net
realized capital gain	—	—	(1.39)	—	—	—

Total Distributions	—	—	(1.39)	—	—	—

Net Asset Value, End of Period	$10.27	$7.95	$9.66	$14.65	$12.03	$12.32

Total Return:	29.18%	(17.70)%	(26.63)%	21.78%	(2.35)%	5.57%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$33,455	$31,325	$49,821	$94,974	$123,955	$136,173

Ratio of expenses to
average net assets	3.03%	2.69%	2.54%	2.38%	2.52%†	2.38%

Ratio of net investment loss
to average net assets	(2.67)%	(2.35)%	(1.70)%	(2.13)%	(2.39)%†	(1.92)%

Portfolio turnover rate	124.34%	91.00%	124.76%	133.44%	5.19%	56.31%

See footnotes on page 25.

Financial Highlights

Class I				Class R

	Year Ended	11/30/01*		4/30/03*
	October 31,	to		to
	2003	10/31/02		10/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$8.88	$11.34		$9.13

Income (Loss) from Investment Operations:

Net investment loss	(0.13)	(0.08)		(0.11)

Net realized and unrealized gain (loss) on investments
and foreign currency transactions	2.87	(2.38)		2.46

Total from Investment Operations	2.74	(2.46)		2.35

Net Asset Value, End of Period	$11.62	$8.88		$11.48

Total Return:	30.86%	(21.69)%		25.74%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	3,931	$2,343		$2

Ratio of expenses to average net assets	1.72%	1.21	%†ø	2.48	%†

Ratio of net investment loss to average net assets	(1.38)%	(0.87)	%†ø	(2.17	)%†

Portfolio turnover rate	124.34%	91.00	%øø	124.34	%‡

*	Commencement of offering of shares.
†	Annualized.
For the year ended September 30, 1999.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement, the annual-
ized ratios of expenses and net investment loss to average net assets would have been 1.27% and 0.93%, respectively.
øø	For the year ended October 31, 2002.
‡	For the year ended October 31, 2003.
See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Frontier Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Frontier Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 29, 2003

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Frontier Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (67)[3,4]	Chairman and Chief Executive Officer of KeySpan Corporation (diversified
• Director: May 2003	energy, gas and electrical company); Director or Trustee of each of the
to Date	investment companies of the Seligman Group of Funds† (except
• Oversees 60 Portfolios	Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas,
in Fund Complex	Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston
Exploration Company (oil and gas exploration, development and produc-
tion companies); Edison Electric Institute, New York State Energy
Research and Development Authority, Independence Community Bank,
Business Council of New York State, Inc., New York City Partnership, and
the Long Island Association (business and civic organizations).

John R. Galvin (74)[2,4]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 61 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance). From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, Europe and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (68)[3,4]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 1991 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios	Jeannette K. Watson Summer Fellowships (summer internships for col-
in Fund Complex	lege students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a
Governor of the Court of Governors, London School of Economics; and
Director, Public Broadcasting Service (PBS). Formerly, Chairman, The
Rockefeller Foundation (charitable foundation) and Director, New York
Telephone Company.

Frank A. McPherson (70)[3,4]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy company); Director or Trustee of each of the
• Oversees 61 Portfolios	investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	(owner of various hospitals); BOK Financial (bank holding company);
Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research
Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public
Schools Foundation and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products) and the
Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 30.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Frontier Fund is set forth below.

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (74)[2,4]	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm);
• Director: 1984 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios	Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer
in Fund Complex	of aluminum sheet products); Director and Treasurer, the Foreign Policy
Association; Director Emeritus, Municipal Art Society of New York;
Trustee and Secretary, the U.S. Council for International Business; Trustee
and Vice Chairman, New York-Presbyterian Healthcare System, Inc.;
Trustee, New York-Presbyterian Hospital; and Member of the American
Law Institute and Council on Foreign Relations.

Betsy S. Michel (61)[2,4]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1984 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
• Oversees 61 Portfolios	(charitable foundation) and World Learning, Inc. (international educa-
in Fund Complex	tional training). Formerly, Chairman of the Board of Trustees of St.
George’s School (Newport, RI).

Leroy C. Richie (61)[2,4]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
• Director: 2000 to Date	of technical standards); Director or Trustee of each of the investment com-
• Oversees 60 Portfolios	panies of the Seligman Group of Funds†(except Seligman Cash
in Fund Complex	Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration);
Director and Chairman, Highland Park Michigan Economic Development
Corp. Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.;
Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.
(applied coating technologies); and Vice President and General Counsel,
Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)[3,4]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee
• Director: 1984 to Date	of each of the investment companies of the Seligman Group of Funds†.
• Oversees 61 Portfolios	Formerly, Director, USLIFE Corporation (life insurance).
in Fund Complex

James N. Whitson (68)[2,4]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of each
• Oversees 61 Portfolios	of the investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

See footnotes on page 30.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Frontier Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (65)*[1]	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board
• Director and Chairman	and Director or Trustee of each of the investment companies of the
of the Board:	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
1988 to Date	Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic prop-
• Oversees 61 Portfolios	pants for oil and gas industry); and Director, Seligman Data Corp.
in Fund Complex	Formerly, Director, Kerr-McGee Corporation (diversified energy company)
and Chief Executive Officer of each of the investment companies of the
Seligman Group of Funds.

Brian T. Zino (51)*[1]	Director and President, J. & W. Seligman & Co. Incorporated; Chief
• Director: 1993 to Date	Executive Officer, President and Director or Trustee of each of the invest-
• President: 1995 to Date	ment companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 61 Portfolios	Institute; and Chairman, ICI Mutual Insurance Company.
in Fund Complex

Paul C. Guidone (45)*[1]	Managing Director and Chief Investment Officer, J. & W. Seligman & Co.
• Director: 2002 to Date	Incorporated; Director or Trustee of each of the investment companies of
• Oversees 60 Portfolios	the Seligman Group of Funds (except Seligman Cash Management
in Fund Complex	Fund, Inc.); Member of the Association of Investment Management and
Research, the New York Society of Security Analysts and the London Society
of Investment Professionals. Formerly, Deputy Chairman and Group Chief
Executive Officer, HSBC Asset Management; and Managing Director and
Chief Investment Officer, Prudential Diversified Investments.

Frederick J. Ruvkun (46)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President
• Vice President and	of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman
Portfolio Manager:	Frontier Portfolio. Formerly, Portfolio Manager at Bessemer Trust.
2002 to Date

Thomas G. Rose (46)	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
• Vice President:	Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each
2000 to Date	of the investment companies of the Seligman Group of Funds†, Seligman
Services, Inc. and Seligman International, Inc. Formerly, Treasurer of the
investment companies of the Seligman Group of Funds and Seligman
Data Corp.

See footnotes on page 30.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Frontier Fund is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (47)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; Treasurer,
• Treasurer:	Seligman Data Corp. Formerly, Senior Vice President, Finance,
2000 to Date	J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and
Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice
President and Treasurer, Seligman International, Inc. and Treasurer,
Seligman Henderson Co.

Frank J. Nasta (39)	Managing Director, General Counsel and Corporate Secretary, J. & W.
• Secretary:	Seligman & Co. Incorporated; Secretary of each of the investment compa-
1994 to Date	nies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman
Services, Inc., Seligman International, Inc. and Seligman Data Corp.
Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co.
Incorporated; and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Messrs. Morris, Zino, and Guidone are considered “interested persons” of the Fund, as defined in the Investment Company
Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates. Mr. Guidone resigned his position with Seligman effective January 1, 2004.
Member: 1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

For More Information

Important Telephone Numbers
(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services States

(212) 682-7600	Outside the United

(800) 622-4597	24-Hour Automated Telephone
Access Service

   This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQF2 10/03

ITEM 2.  CODE OF ETHICS.
         As of October 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
         The registrant's board of directors has determined that Mr. James N.
         Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
                  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
                  Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
                  Not applicable.

ITEM 8. [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a)      The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)      The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                       2

ITEM 10.  EXHIBITS.
(a)(1)  Code of Ethics for Principal Executive and Principal Financial Officers.
(a)(2)  Certifications of principal  executive officer and principal  financial officer as required by Rule 30a-2(a) under the Investment Company Act of
        1940.
(b)     Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:      /s/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:      /s/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    December 30, 2003

By:      /s/ LAWRENCE P. VOGEL
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    December 30, 2003

Seligman Frontier Fund, Inc.

EXHIBIT INDEX

         (a) (1)  Code of Ethics for Principal Executive and Principal Financial
                  Officers.

         (a) (2)  Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                  Investment Company Act of 1940.

         (b)      Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company
                  Act of 1940.

                                       3